Putnam
U.S. Government
Income Trust


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-04

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. Beginning with this month's reports, we inform you of any change during the prior year of the Portfolio Leader and Portfolio Members of your fund's management team. Additionally, we list the other fund management responsibilities of your fund's Portfolio Leader and Portfolio Members. This new information, which you can find following the Outlook for Your Fund, complements the expense, risk, and portfolio turnover comparisons we added to the reports earlier this year.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by the independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard
B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam U.S.
Government Income Trust delivered respectable results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

November 17, 2004


Report from Fund Management

Fund highlights

 * For the 12 months ended September 30, 2004, Putnam U.S. Government Income Trust's class A shares returned 2.81% without sales charges and -2.09% with maximum sales charges reflected.

 * The fund's benchmark, the Lehman GNMA Index, returned 4.16%.

 * The average return for the fund's Lipper category, GNMA Funds, was 2.82%.

 * The fund's dividend was increased to $0.034 per share in July 2004. See page 5 for details.

 * See the Performance Summary beginning on page 8 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

Over the course of the year ended September 30, 2004, market sentiment about the direction of interest rates shifted several times, making it a challenging period for fixed-income investors.

In this environment, we maintained a modestly defensive portfolio structure for Putnam U.S. Government Income Trust. Although this strategy detracted from results when rates trended lower, it proved more beneficial when rates rose. While our emphasis on the strong-performing mortgage-backed securities (MBS) sector was at the high end of our target range during the period, the portfolio also held Treasuries and agencies -- sectors that lagged MBSs. This explains the fund's underperformance versus its primary benchmark, the Lehman GNMA Index, which is made up entirely of MBSs. The fund performed in line with its Lipper peer group, based on results at net asset value (NAV).

TOTAL RETURN FOR
PERIODS ENDED 9/30/04

Class A
(inception 2/8/84)           NAV             POP
--------------------------------------------------
1 year                      2.81%          -2.09%
--------------------------------------------------
5 years                    32.19           25.89
Annual average              5.74            4.71
--------------------------------------------------
10 years                   86.76           77.85
Annual average              6.45            5.93
--------------------------------------------------
Annual average
(life of fund)              7.57            7.32
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.75%. For the most recent month-end performance, visit www.putnaminvestments.com. A 2% short-term trading fee may be imposed on shares exchanged or sold within 5 days of purchase.

FUND PROFILE

Putnam U.S. Government Income Trust seeks current income by investing in obligations of the U.S. government and its agencies and instrumentalities, such as Government National Mortgage Association certificates (Ginnie Maes), Federal National Mortgage Association certificates (Fannie Maes), Federal Home Loan Mortgage Corporation certificates (Freddie Macs), and U.S. Treasury securities. Ginnie Maes, Fannie Maes, and Freddie Macs are generally high quality and can provide higher yields than Treasury securities of similar maturities. The fund is designed primarily for investors seeking income, but it can also lower volatility in a well-diversified portfolio.


Market overview

Conflicting signals about the strength of U.S. economic growth drove bond market performance during the year. While some signs pointed to expansion -- a strong housing market, reports of solid corporate profits, and respectable GDP growth -- others, such as disappointing job growth and low capacity utilization, did not support perceptions of economic growth. Bond investors watch these signals closely as they can indicate the likely direction of interest rates, which is determined by both Federal Reserve Board (Fed) policy and by the sentiment of market participants. Bond prices move inversely with interest rates, declining when rates rise and increasing when rates fall.

Interest rates meandered up and down in response to contrasting economic signals until April 2004 when investors aggressively bid up rates because they believed that the Fed would need to significantly raise short-term interest rates to reign in growth. The Fed's approach proved more gradualist, however, as it raised rates three times in the final months of the period in modest 0.25% increments. Signs of more modest growth supported this approach and worked with it to lower bond market volatility. Yields on securities with shorter maturities rose significantly while yields at the long end of the maturity spectrum remained fairly stable, resulting in a flattening in the shape of the yield curve.

Lower volatility, which resulted from clear guidance on the direction of interest rates from the Fed, created a favorable environment for MBSs, enabling them to outperform Treasuries and agencies, the other sectors in which your fund can invest. Prices of MBSs also benefited from increased investor demand worldwide, as their higher yields, and generally high credit quality, proved especially attractive in a low-rate environment.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 9/30/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman GNMA Index (Government National Mortgage Association
bonds)                                                                  4.16%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         3.68%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          4.59%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       13.13%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     13.87%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                 7.51%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  20.52%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/04.
-------------------------------------------------------------------------------


Strategy overview

There are six key strategy decisions that we make in managing the fund. The first is called term structure and reflects our views of the direction of interest rates based on factors such as economic indicators, Fed statements and strategy, and market sentiment. We also analyze the shape of the yield curve and strive to position your fund's portfolio to benefit from expected movements.

Our second strategic decision involves sector allocation. We seek to determine the relative attractiveness among the sectors in which your fund can invest -- Treasuries, agencies, and MBSs -- and then position your fund's portfolio to take advantage of our sector preferences. We also weigh the relative attractiveness among the various programs in the MBS market: Government National Mortgage Association certificates (Ginnie Maes), Federal National Mortgage Association certificates (Fannie Maes), and Federal Home Loan Mortgage Corporation certificates (Freddie Macs).

We make three other strategic decisions related to MBSs: We seek to determine what maturity is most attractive (e.g., 30-year, 15-year, or adjustable-rate); we assess what coupon level (e.g., 5.5%, 6.5%, 7%, etc.) or what combination of coupons provides the best risk/return trade off. Seasoning is our fifth consideration, as mortgages with the same coupon level may vary in issue date and an older or more "seasoned" mortgage is typically less likely to be prepaid.

Our sixth strategic decision concerns out-of-benchmark exposure; we consider the relative attractiveness of securities that are not in your primary benchmark, but are allowable within your fund's guidelines.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                               9/30/03      3/31/04      9/30/04
Average effective
maturity in years                3.4          3.6          5.2

Duration in years                1.9          2.1          2.2

Footnote reads:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How sector allocations and fund holdings affected performance

With rates at historic lows and key indicators pointing toward faster economic growth, we believed that the most likely direction for interest rates was higher. Therefore, the portfolio's duration, which is a measure of interest-rate sensitivity, was kept modestly shorter, or defensive, in comparison to its benchmark through most of the period. This aspect of our term-structure decision proved detrimental to performance as interest rates defied expectations and generally declined through mid-period. Regarding the shape of the yield curve, it was our expectation that short-term rates would rise more quickly than long-term rates, resulting in yield-curve flattening. This proved true and your fund's portfolio was positioned to benefit from the shift.

Generally, our sector allocation strategy had a positive impact on performance. Believing that mortgage-backed securities (MBSs) were attractive on a relative basis, we emphasized this sector over agency and Treasury securities -- the other sectors in which your fund invests. The fund benefited from this strategy on an absolute basis. Among the various programs within the MBS market, our strategy included exposure to securities issued by the Federal National Mortgage Association (Fannie Maes) and the Federal Home Loan Mortgage Corporation (Freddie
Macs) as well as a significant position in the standard pass-through securities issued by the Government National Mortgage Association (Ginnie Maes), as our valuation analysis showed that investors were being well rewarded with higher yields for the marginal additional risks posed by Fannie- and Freddie-issued securities. Fannie Mae and Freddie Mac are not represented in your fund's benchmark so these allocations represent an out-of-benchmark exposure. Our program strategy detracted from results as Ginnie Maes marginally outperformed securities issued by the other programs based on strong overseas demand from Asia. Ginnie Maes were attractive to overseas investors as they are backed by the full faith and credit of the U.S. government, while the other MBSs are backed only by the credit of the issuing agency.


[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO COMPOSITION AS OF 9/30/04]

PORTFOLIO COMPOSITION AS OF 9/30/04

                       Ginnie Mae           Fannie Mae         Freddie Mac
U.S. government
and agency
obligations               71.8%               9.9%               1.9%

Short-term
investments               20.4%

Collateralized
mortgage
obligations               8.9%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time. A portion of short-term investments reflects amounts used to settle TBA purchase commitments.

Our strategy of emphasizing higher-coupon MBSs was rewarded during the period, as this market segment outperformed. Likewise, our decision to favor seasoned or older mortgages also worked to the fund's advantage as these securities proved less subject to prepayments. Our maturity decision -- an emphasis on 30-year maturities -- also contributed to relative results.

Regarding other out-of-benchmark exposures, the fund continued to hold a type of collateralized mortgage obligation (CMO) known as interest-only strips. These are high-quality investments that typically offer slightly higher yields than conventional mortgage-backed securities in exchange for increased sensitivity to prepayments. We believe that the market is currently offering a greater yield on these securities than is warranted by the prepayment risk. In addition, late in the period we took advantage of what we believed were attractive prices to initiate a position in adjustable-rate mortgages (ARMs).

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Your fund's dividend depends on yields available on the types of fixed-income securities in which your fund invests. Modestly rising yields on Treasury and mortgage-backed securities resulted in a dividend increase from $0.028 to $0.034 per share for class A shares in July 2004.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We believe that interest rates will continue to rise as the Fed seeks to manage the pace of economic growth with steady, modest rate increases and as rates continue to rebound from abnormally low levels. Therefore, your portfolio remains conservatively positioned with a modestly short duration in an effort to protect principal value. We have moved to a more neutral stance with regard to yield curve positioning because, although we expect the curve to continue to flatten, we believe that the market has already anticipated much of this flattening.

Given the strong performance recorded by MBSs over the past year, we believe they are currently overpriced. Therefore, we have reduced the fund's MBSs exposure in favor of short-term fixed income securities. Within the MBS sector, we continue to favor Fannie Maes and Freddie Macs over Ginnie Maes, because we believe that investors are being well compensated for the slight additional risks they carry. We also think that many investors have overreacted to the negative headlines about the management of these programs. In addition, the market for Fannie Maes is much larger and more liquid than either the market for Ginnie Maes or Freddie Macs, offering greater flexibility in trading and more opportunities in coupons and seasoning. We believe that the more tools we have at our disposal, the more opportunities we have to add value. We currently favor higher-coupon issues as we believe the market is currently overcompensating investors for the higher prepayment risk posed by these securities. Where available, we are also seeking out more seasoned issues.

We will continue to employ our multi-step strategy in pursuit of high current income that is also consistent with preservation of capital.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.


Your fund's management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader and Rob Bloemker is a
Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Other funds managed by the Portfolio Leader and Portfolio Members

Kevin Cronin is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Global Income Trust, Putnam Intermediate U.S.
Government Income Fund, and Putnam Income Fund. He is a Portfolio Member of The George Putnam Fund of Boston and Putnam Equity Income Fund.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Intermediate U.S. Government Income Fund, and Putnam Income Fund.

Kevin Cronin and Rob Bloemker may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

Your fund's Portfolio Leader and Portfolio Member did not change during the year ended September 30, 2004.


Performance summary

This section shows your fund's performance during its fiscal year, which ended September 30, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (2/8/84)             (4/27/92)             (7/26/99)              (2/6/95)        (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
1 year                     2.81%    -2.09%       2.12%     -2.89%      2.08%      1.08%      2.61%     -0.71%      2.54%
---------------------------------------------------------------------------------------------------------------------------
5 years                   32.19      25.89      27.37      25.37      27.46      27.46      30.60      26.36      30.60
Annual average             5.74       4.71       4.96       4.63       4.97       4.97       5.48       4.79       5.48
---------------------------------------------------------------------------------------------------------------------------
10 years                  86.76      77.85      73.20      73.20      73.29      73.29      82.13      76.16      82.29
Annual average             6.45       5.93       5.65       5.65       5.65       5.65       6.18       5.83       6.19
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.57       7.32       6.68       6.68       6.77       6.77       7.22       7.05       7.31
---------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be imposed on shares exchanged or sold within 5 days of purchase.


---------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/04
---------------------------------------------------------------------------
                                                               Lipper
                                                             GNMA Funds
                                           Lehman             category
                                         GNMA Index           average*
---------------------------------------------------------------------------
1 year                                      4.16%               2.82%
---------------------------------------------------------------------------
5 years                                    39.20               34.02
Annual average                              6.84                6.02
---------------------------------------------------------------------------
10 years                                  105.73               89.61
Annual average                              7.48                6.60
---------------------------------------------------------------------------
Annual average
(life of fund)                              9.20                8.13
---------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 1-, 5-, and 10-year periods ended 9/30/04, there were 67, 49, and 30 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 9/30/94 to 9/30/04

                     Fund's class A             Lehman GNMA
Date                  shares at POP                Index

9/30/94                   9,525                   10,000
9/30/95                  10,724                   11,407
9/30/96                  11,187                   12,078
9/30/97                  12,277                   13,318
9/30/98                  13,352                   14,435
9/30/99                  13,453                   14,780
9/30/00                  14,319                   15,919
9/30/01                  15,858                   17,816
9/30/02                  16,874                   19,129
9/30/03                  17,300                   19,752
9/30/04                 $17,785                  $20,573

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,320 and $17,329, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $18,213 ($17,616 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $18,229. See first page of performance section for performance calculation method.


--------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/04
--------------------------------------------------------------------------------------------------------------
                            Class A           Class B           Class C           Class M           Class R
--------------------------------------------------------------------------------------------------------------
Distributions (number)           12                12                12                12                12
--------------------------------------------------------------------------------------------------------------
Income                         $0.324            $0.224            $0.221           $0.288            $0.290
--------------------------------------------------------------------------------------------------------------
Capital gains                    --                --                --               --                --
--------------------------------------------------------------------------------------------------------------
Total                          $0.324            $0.224            $0.221           $0.288            $0.290
--------------------------------------------------------------------------------------------------------------
Share value:                 NAV     POP           NAV               NAV          NAV     POP           NAV
--------------------------------------------------------------------------------------------------------------
9/30/03                     $13.20  $13.86       $13.12            $13.17        $13.18 $13.62        $13.20
--------------------------------------------------------------------------------------------------------------
9/30/04                      13.24   13.86*       13.17             13.22         13.23  13.67         13.24
--------------------------------------------------------------------------------------------------------------
Current return
(end of period)
--------------------------------------------------------------------------------------------------------------
Current dividend rate 1      3.08%   2.94%        2.37%             2.36%         2.81%  2.72%         2.99%
--------------------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2                  3.77    3.60         3.02              3.02          3.51   3.44          3.55
--------------------------------------------------------------------------------------------------------------

 * Reflects a reduction in sales charges that took effect on January 28, 2004.

 1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 2 Based only on investment income, calculated using SEC guidelines.


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam U.S. Government Income Trust from April 1, 2004, to September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 9/30/04
-------------------------------------------------------------------------------
                          Class A    Class B    Class C    Class M    Class R
-------------------------------------------------------------------------------
Expenses paid per $1,000*   $4.82      $8.58      $8.58      $6.08      $6.08
-------------------------------------------------------------------------------
Ending value
(after expenses)        $1,009.70  $1,005.90  $1,006.70  $1,009.10  $1,008.70
-------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2004, use the calculation method below. To find the value of your investment on April 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 04/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 4/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
$10,000               [DIV]    $1,000   X  $4.82 (see table above) =  $48.20
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 9/30/04
-------------------------------------------------------------------------------
                          Class A     Class B    Class C    Class M    Class R
-------------------------------------------------------------------------------
Expenses paid per $1,000*   $4.85       $8.62      $8.62      $6.11      $6.11
-------------------------------------------------------------------------------
Ending value
(after expenses)        $1,020.20   $1,016.45  $1,016.45  $1,018.95  $1,018.95
-------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA

-----------------------------------------------------------------------------
                           Class A   Class B    Class C   Class M   Class R
-----------------------------------------------------------------------------
Your fund's annualized
expense ratio+                0.96%     1.71%      1.71%     1.21%     1.21%
-----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group++ 1.01%     1.76%      1.76%     1.26%     1.26%
-----------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 9/30/04. For class B, C, M and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period.
Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam U.S. Government
Income Trust                198%       332%       277%       157%       133%
------------------------------------------------------------------------------
Lipper GNMA Funds Average   313%       286%       257%       221%       209%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the compatibility of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 9/30/04.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.07

Taxable bond
fund average           0.31

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of September 30, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares (since reduced to 4.50%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam U.S. Government Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam U.S. Government Income Trust, including the fund's portfolio, as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam U.S. Government Income Trust as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with U.S. generally accepted accounting principles.

KPMG  LLP

Boston, Massachusetts
November 5, 2004

The fund's portfolio
September 30, 2004

U.S. government and agency mortgage obligations (92.3%) (a)
Principal amount                                                          Value

U.S. Government Guaranteed Mortgage Obligations (71.8%)
-------------------------------------------------------------------------------
   $36,555,047 Government National Mortgage
               Association Adjustable Rate
               Mortgages 4 1/2s, August 20, 2034                    $36,837,270
               Government National Mortgage
               Association Graduated Payment
               Mortgages
         9,566 13 3/4s, November 20, 2014                                11,800
        26,887 13 1/2s, April 15, 2011                                   31,949
        19,187 13 1/4s, December 20, 2014                                23,432
        59,553 12 3/4s, with due dates from
               November 15, 2013 to  December 20,
               2014                                                      71,682
        13,110 12 1/2s, June 15, 2010                                    15,150
       123,737 12 1/4s, with due dates from
               September 15, 2013 to January 15,
               2015                                                     147,254
       234,633 11 1/4s, with due dates from
               September 15, 2015 to January 15,
               2016                                                     275,602
        12,108 10 3/4s, February 15, 2016                                14,088
        87,278 10s, with due dates from November
               15, 2009 to December 15, 2009                             96,209
       110,211 9 1/4s, with due dates from April
               15, 2016 to May 15, 2016                                 122,479
               Government National Mortgage
               Association Pass-Through
               Certificates
       533,044 8 1/2s, with due dates from December
               15, 2004  to December 15, 2019                           541,880
    64,602,260 8s, with due dates from May 15, 2024
               to August 15, 2032                                    70,914,687
     4,266,259 8s, with due dates from January 15,
               2008 to November 15, 2009                              4,503,069
    63,566,056 7 1/2s, with due dates from October
               15, 2021 to November 15, 2032                         68,738,538
        55,097 7 1/2s, with due dates from March
               15, 2017 to May 15, 2017                                  59,471
    77,971,635 7s, with due dates from March 15,
               2022 to May 15, 2032                                  83,795,601
     3,860,804 7s, with due dates from October 15,
               2007 to August 15, 2012                                4,127,358
    53,460,022 6 1/2s, with due dates from May 15,
               2023 to July 15, 2034                                 56,678,492
   134,066,000 6 1/2s, TBA, October 1, 2034                         141,313,943
    36,284,267 6s, with due dates from November 15,
               2023 to June 15, 2034                                 37,716,005
    50,998,162 5 1/2s, with due dates from January
               15, 2032 to December 15, 2033                         52,036,054
   765,672,867 5s, with due dates from January 15,
               2033 to May 15, 2034                                 764,256,906
                                                                 --------------
                                                                  1,322,328,919

U.S. Government Agency Mortgage Obligations (20.5%)
-------------------------------------------------------------------------------
               Federal Home Loan Mortgage
               Corporation
    35,234,045 5s, with due dates from May 1, 2034
               to May 1, 2034                                        34,917,487
               Federal National Mortgage
               Association  Pass-Through
               Certificates
     7,371,891 7s, with due dates from January 1,
               2024 to July 1, 2032                                   7,840,666
   111,111,155 6 1/2s, with due dates from
               September 1, 2023 to August 1, 2034                  116,728,439
        80,988 6 1/2s, with due dates from
               September 1, 2014 to March 1, 2016                        85,381
   152,700,000 6 1/2s, TBA, November 1, 2034                        159,786,227
               Federal National Mortgage
               Association  Pass-Through
               Certificates
    53,100,000 6 1/2s, TBA, October 1, 2034                          55,688,625
       454,784 6s, November 1, 2017                                     477,327
         2,673 5s, August 1, 2033                                         2,652
     1,814,238 4 1/2s, June 1, 2034                                   1,748,614
                                                                 --------------
                                                                    377,275,418
                                                                 --------------
               Total U.S. government and agency
               mortgage obligations
               (cost $1,667,309,952)                             $1,699,604,337

Collateralized mortgage obligations (8.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               Fannie Mae
      $943,126 Ser. 02-26, Class A2, 7 1/2s, 2048                    $1,023,487
     5,671,919 Ser. 04-T3, Class 1A4, 7 1/2s, 2044                    6,150,240
     5,677,909 Ser. 04-W9, Class 2A3, 7 1/2s, 2044                    6,159,694
     3,476,801 Ser. 02-T18, Class A4, 7 1/2s, 2042                    3,773,041
    11,183,792 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                   12,138,065
        25,374 Ser. 02-T16, Class A3, 7 1/2s, 2042                       27,536
    13,404,494 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                   14,554,770
        39,346 Ser. 02-W6, Class 2A, 7 1/2s, 2042                        42,579
       316,716 Ser. 02-W1, Class 2A, 7 1/2s, 2042                       341,406
     1,133,890 Ser. 02-14, Class A2, 7 1/2s, 2042                     1,226,825
     7,190,308 Ser. 01-T10, Class A2, 7 1/2s, 2041                    7,751,695
       529,023 Ser. 02-T4, Class A3, 7 1/2s, 2041                       571,836
       773,234 Ser. 01-T12, Class A2, 7 1/2s, 2041                      835,882
     1,970,969 Ser. 01-T8, Class A1, 7 1/2s, 2041                     2,128,337
    18,039,503 Ser. 01-T7, Class A1, 7 1/2s, 2041                    19,457,549
     2,686,951 Ser. 01-T3, Class A1, 7 1/2s, 2040                     2,897,139
     7,701,450 Ser. 01-T1, Class A1, 7 1/2s, 2040                     8,325,431
     3,215,092 Ser. 99-T2, Class A1, 7 1/2s, 2039                     3,474,482
       708,001 Ser. 03-W10, Class 1A1, 7 1/2s, 2032                     768,413
     7,427,149 Ser. 02-T1, Class A3, 7 1/2s, 2031                     8,023,289
     1,629,072 Ser. 00-T6, Class A1, 7 1/2s, 2030                     1,757,130
       586,469 Ser. 02-W7, Class A5, 7 1/2s, 2029                       636,369
     7,598,326 Ser. 01-T4, Class A1, 7 1/2s, 2028                     8,234,287
     2,647,388 Ser. 02-W3, Class A5, 7 1/2s, 2028                     2,870,544
    39,936,303 Ser. 338, Class 2, IO, 5 1/2s, 2033                    9,035,588
    78,279,227 Ser. 329, Class 2, IO, 5 1/2s, 2033                   17,123,581
     4,576,524 Ser. 03-W10, Class 1A1, 1.701s, 2032                   4,562,223
               Federal Home Loan Mortgage Corp.
               Structured Pass-Through Securities
    18,258,632 Ser. T-58, Class 4A, 7 1/2s, 2043                     19,734,212
       210,824 Ser. T-42, Class A5, 7 1/2s, 2042                        228,076
         7,728 Ser. T-41, Class 3A, 7 1/2s, 2032                          8,341
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $169,941,660)                     $163,862,047

Short-term investments (20.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $236,600,000 Interest in $350,000,000 tri-party
               repurchase agreement dated September
               30, 2004 with Goldman Sachs & Co.
               due October 1, 2004 with respect to
               various U.S. Government obligations
               -- maturity value of $236,612,422
               for an effective yield of 1.89%                     $236,600,000
   119,000,000 Federal National Mortgage
               Association for an effective yield
               of 1.79%, November 15, 2004                          118,733,737
    20,000,000 Federal National Mortgage
               Association for an effective yield
               of 1.54%, October 12, 2004                            19,990,589
                                                                 --------------
               Total Short-term investments
               (cost $375,324,326)                                 $375,324,326
-------------------------------------------------------------------------------
               Total Investments
               (cost $2,212,575,938)                             $2,238,790,710
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,842,114,686.

      TBA after the name of a security represents to be announced securities (Note 1).

      TBA sale commitments outstanding at September 30, 2004
      (proceeds receivable $160,028,004)

                                  Principal       Settlement
Agency                              Amount           Date             Value
-------------------------------------------------------------------------------
FNMA, 6 1/2s, October 1, 2034   $152,700,000       10/14/04        $160,144,125
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
September 30, 2004

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$2,212,575,938) (Note 1)                                       $2,238,790,710
-------------------------------------------------------------------------------
Cash                                                                1,176,908
-------------------------------------------------------------------------------
Interest and other receivables                                      8,246,424
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              1,329,058
-------------------------------------------------------------------------------
Receivable for securities sold                                    161,196,934
-------------------------------------------------------------------------------
Total assets                                                    2,410,740,034

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                  393,692,688
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          9,966,396
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        2,216,090
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            919,557
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                228,776
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            4,687
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,212,376
-------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable
$160,028,004) (Note 1)                                            160,144,125
-------------------------------------------------------------------------------
Other accrued expenses                                                240,653
-------------------------------------------------------------------------------
Total liabilities                                                 568,625,348
-------------------------------------------------------------------------------
Net assets                                                     $1,842,114,686

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,862,220,575
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       17,470,854
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (63,675,394)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         26,098,651
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,842,114,686
-------------------------------------------------------------------------------

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,441,252,230 divided by 108,830,170 shares)                         $13.24
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $13.24)*                $13.86
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($297,158,968 divided by 22,563,295 shares)**                          $13.17
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($26,181,141 divided by 1,980,825 shares)**                            $13.22
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($50,648,807 divided by 3,829,356 shares)                              $13.23
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $13.23)*                $13.67
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($44,106 divided by 3,331 shares)                        $13.24
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($26,829,434 divided by 2,029,267 shares)                $13.22
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended September 30, 2004

Interest income                                                   $88,841,450
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    9,810,474
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    3,549,632
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               749,066
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             58,310
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       27,366
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               4,072,909
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               3,808,700
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 349,449
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 291,700
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      17
-------------------------------------------------------------------------------
Other                                                                 589,171
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 5)                                    89,352
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 5)                              (89,352)
-------------------------------------------------------------------------------
Total expenses                                                     23,306,794
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (156,334)
-------------------------------------------------------------------------------
Net expenses                                                       23,150,460
-------------------------------------------------------------------------------
Net investment income                                              65,690,990
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    9,880,551
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and TBA sale
commitments during the year                                       (23,919,353)
-------------------------------------------------------------------------------
Net loss on investments                                           (14,038,802)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $51,652,188
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                       Year ended September 30
Decrease in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $65,690,990      $62,295,542
-------------------------------------------------------------------------------
Net realized gain on investments                   9,880,551       46,234,630
-------------------------------------------------------------------------------
Net unrealized depreciation of investments       (23,919,353)     (39,553,805)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        51,652,188       68,976,367
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                          (39,396,084)     (61,194,325)
-------------------------------------------------------------------------------
Class B                                           (6,241,917)     (12,773,580)
-------------------------------------------------------------------------------
Class C                                             (556,126)      (1,145,143)
-------------------------------------------------------------------------------
Class M                                           (1,259,734)      (3,223,065)
-------------------------------------------------------------------------------
Class R                                                  (49)             (14)
-------------------------------------------------------------------------------
Class Y                                           (1,151,865)      (1,748,493)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               1,795               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (891,633,786)    (679,849,720)
-------------------------------------------------------------------------------
Total decrease in net assets                    (888,585,578)    (690,957,973)

Net assets
-------------------------------------------------------------------------------
Beginning of year                              2,730,700,264    3,421,658,237
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $17,470,854 and
$385,639, respectively)                       $1,842,114,686   $2,730,700,264
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------


Per-share                                                                 Year ended September 30
operating performance                              2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $13.20          $13.22          $13.10          $12.55          $12.57
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                           .42             .28             .62             .75             .79
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         (.06)            .05             .19             .56            (.02)
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               .36             .33             .81            1.31             .77
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net
investment income                                  (.32)           (.35)           (.69)           (.76)           (.79)
---------------------------------------------------------------------------------------------------------------------------
From return of capital                               --              --              --              --              -- (e)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                (.32)           (.35)           (.69)           (.76)           (.79)
---------------------------------------------------------------------------------------------------------------------------
Redemption fees                                      -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $13.24          $13.20          $13.22          $13.10          $12.55
---------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             2.81            2.52            6.41           10.74            6.43
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                               $1,441,252      $2,022,134      $2,432,891      $2,256,218      $1,929,653
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                           .94             .88             .85             .86             .87
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          3.24            2.12            4.74            5.87            6.40
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           198.47          331.95 (d)      277.25 (d)      156.53 (d)      133.29
---------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------


Per-share                                                                 Year ended September 30
operating performance                              2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $13.12          $13.15          $13.04          $12.49          $12.51
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                           .32             .18             .51             .65             .70
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         (.05)            .04             .20             .56            (.02)
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               .27             .22             .71            1.21             .68
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net
investment income                                  (.22)           (.25)           (.60)           (.66)           (.70)
---------------------------------------------------------------------------------------------------------------------------
From return of capital                               --              --              --              --              -- (e)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                (.22)           (.25)           (.60)           (.66)           (.70)
---------------------------------------------------------------------------------------------------------------------------
Redemption fees                                      -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $13.17          $13.12          $13.15          $13.04          $12.49
---------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             2.12            1.67            5.59            9.98            5.65
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $297,159        $529,386        $691,467        $500,366        $574,087
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                          1.69            1.63            1.60            1.61            1.62
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          2.46            1.38            3.96            5.15            5.64
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           198.47          331.95 (d)      277.25 (d)      156.53 (d)      133.29
---------------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------


Per-share                                                                 Year ended September 30
operating performance                              2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $13.17          $13.20          $13.08          $12.53          $12.55
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                           .32             .18             .50             .64             .70
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         (.05)            .04             .21             .58            (.02)
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               .27             .22             .71            1.22             .68
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net
investment income                                  (.22)           (.25)           (.59)           (.67)           (.70)
---------------------------------------------------------------------------------------------------------------------------
From return of capital                               --              --              --              --              -- (e)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                (.22)           (.25)           (.59)           (.67)           (.70)
---------------------------------------------------------------------------------------------------------------------------
Redemption fees                                      -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $13.22          $13.17          $13.20          $13.08          $12.53
---------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             2.08            1.70            5.64            9.99            5.67
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $26,181         $53,235         $54,880         $27,512          $7,329
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                          1.69            1.63            1.60            1.61            1.62
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          2.44            1.34            3.93            5.07            5.67
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           198.47          331.95 (d)      277.25 (d)      156.53 (d)      133.29
---------------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------


Per-share                                                                 Year ended September 30
operating performance                              2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $13.18          $13.20          $13.08          $12.52          $12.55
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                           .39             .27             .57             .71             .76
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         (.05)            .02             .21             .57            (.03)
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               .34             .29             .78            1.28             .73
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net
investment income                                  (.29)           (.31)           (.66)           (.72)           (.76)
---------------------------------------------------------------------------------------------------------------------------
From return of capital                               --              --              --              --              -- (e)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                (.29)           (.31)           (.66)           (.72)           (.76)
---------------------------------------------------------------------------------------------------------------------------
Redemption fees                                      -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $13.23          $13.18          $13.20          $13.08          $12.52
---------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             2.61            2.25            6.14           10.56            6.09
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $50,649         $73,355        $171,975        $144,285         $95,090
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                          1.19            1.13            1.10            1.11            1.12
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          2.99            2.03            4.47            5.60            6.15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           198.47          331.95 (d)      277.25 (d)      156.53 (d)      133.29
---------------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
--------------------------------------------------------------------------------------------------------------------
                                                                                                         For the
                                                                                            Year          period
                                                                                           ended      Jan, 21, 2003+
Per-share                                                                                Sept. 30      to Sept. 30
operating performance                                                                       2004            2003
--------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                       $13.20          $13.22
--------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                    .39             .18
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                  (.06)           (.02)
--------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                        .33             .16
--------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                           (.29)           (.18)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                                         (.29)           (.18)
--------------------------------------------------------------------------------------------------------------------
Redemption fees                                                                               -- (d)          --
--------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                             $13.24          $13.20
--------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                      2.54            1.23*
--------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                               $44              $1
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                   1.19             .78*
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                   2.98            1.30*
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                    198.47          331.95
--------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------


Per-share                                                                 Year ended September 30
operating performance                              2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $13.18          $13.21          $13.09          $12.54          $12.56
--------------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                           .46             .31             .62             .78             .82
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         (.06)            .04             .23             .56            (.02)
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               .40             .35             .85            1.34             .80
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net
investment income                                  (.36)           (.38)           (.73)           (.79)           (.82)
--------------------------------------------------------------------------------------------------------------------------
From return of capital                               --              --              --              --              -- (e)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                (.36)           (.38)           (.73)           (.79)           (.82)
--------------------------------------------------------------------------------------------------------------------------
Redemption fees                                      -- (e)          --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $13.22          $13.18          $13.21          $13.09          $12.54
--------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             3.09            2.73            6.71           11.05            6.71
--------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $26,829         $52,590         $70,445         $43,306         $31,871
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                           .69             .63             .60             .61             .62
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          3.45            2.39            4.92            6.11            6.66
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                           198.47          331.95 (d)      277.25 (d)      156.53 (d)      133.29
--------------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
September 30, 2004

Note 1
Significant accounting policies

Putnam U.S. Government Income Trust (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund's investment objective is to seek as high a level of current income as is consistent with preservation of capital by investing mainly in securities which have short to long-term maturities and are backed by the full faith and credit of the United States. The fund also invests in repurchase agreements and forward commitments relating to those investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within eight years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B and class C shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes. Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage backed securities, are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized /accreted on a yield-to-maturity basis.

E) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

F) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund's portfolio.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2004, the fund had a capital loss carryover of $63,668,213 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
-----------------------------------
    $8,892,718   September 30, 2005
    23,731,356   September 30, 2008
    31,044,139   September 30, 2009

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales transactions and the expiration of a capital loss carryover. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2004, the fund reclassified $42,025,303 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $42,025,303.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $34,943,401
Unrealized depreciation             (8,735,810)
                                  ------------
Net unrealized appreciation         26,207,591
Undistributed ordinary
income                              17,470,854
Capital loss carryforward          (63,668,213)
Cost for federal income
tax purposes                    $2,212,583,119

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.57% of the first $500 million of average net assets, 0.475% of the next $500 million, 0.4275% of the next $500 million and 0.38% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through September 30, 2005, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds. For the year ended September 30, 2004, Putnam Management did not waive any of its management fee to the fund.

For the year ended September 30, 2004, Putnam Management has assumed $89,352 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended September 30, 2004, the fund paid PFTC $3,051,408 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2004, the fund's expenses were reduced by $156,334 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,236, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended, September 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $58,223 and $4,660 from the sale of class A and class M shares, respectively, and received $1,404,442 and $18,166 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2004, Putnam Retail Management, acting as underwriter, received $10,300 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended September 30, 2004, cost of purchases and proceeds from sales of U.S. government securities and agency obligations other than short-term investments aggregated $3,718,713,057 and $4,566,312,727, respectively.

Note 4
Capital shares

At September 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         11,347,759      $149,278,616
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of dividends                         2,405,479        31,613,429
----------------------------------------------------------------
                                    13,753,238       180,892,045

Shares repurchased                 (58,172,060)     (764,678,837)
----------------------------------------------------------------
Net decrease                       (44,418,822)    $(583,786,792)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         35,015,344      $465,312,563
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of dividends                         3,931,022        47,917,376
----------------------------------------------------------------
                                    38,946,366       513,229,939

Shares repurchased                 (69,673,599)     (916,559,344)
----------------------------------------------------------------
Net decrease                       (30,727,233)    $(403,329,405)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,299,674       $30,054,012
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of dividends                           395,617         5,173,173
----------------------------------------------------------------
                                     2,695,291        35,227,185

Shares repurchased                 (20,474,276)     (267,775,073)
----------------------------------------------------------------
Net decrease                       (17,778,985)    $(232,547,888)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         14,026,611      $184,014,591
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                              785,854        10,294,180
----------------------------------------------------------------
                                    14,812,465       194,308,771

Shares repurchased                 (27,051,779)     (353,647,377)
----------------------------------------------------------------
Net decrease                       (12,239,314)    $(159,338,606)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            472,007        $6,181,187
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of dividends                            34,343           450,759
----------------------------------------------------------------
                                       506,350         6,631,946

Shares repurchased                  (2,569,060)      (33,698,582)
----------------------------------------------------------------
Net decrease                        (2,062,710)     $(27,066,636)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,836,586       $37,286,071
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of dividends                            69,627           914,935
----------------------------------------------------------------
                                     2,906,213        38,201,006

Shares repurchased                  (3,020,888)      (39,615,652)
----------------------------------------------------------------
Net decrease                          (114,675)      $(1,414,646)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            678,463        $8,929,446
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of dividends                            20,566           270,006
----------------------------------------------------------------
                                       699,029         9,199,452

Shares repurchased                  (2,437,251)      (32,024,627)
----------------------------------------------------------------
Net decrease                        (1,738,222)     $(22,825,175)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,833,334       $37,274,929
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of dividends                            48,152           633,107
----------------------------------------------------------------
                                     2,881,486        37,908,036

Shares repurchased                 (10,340,528)     (136,014,374)
----------------------------------------------------------------
Net decrease                        (7,459,042)     $(98,106,338)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              3,250           $43,063
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4                49
----------------------------------------------------------------
                                         3,254            43,112

Shares repurchased                          --*               (3)
----------------------------------------------------------------
Net increase                             3,254           $43,109
----------------------------------------------------------------
*Amount represents less than 1 share.

                                 For the period January 21, 2003
                                 (commencement of operations) to
                                              September 30, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 76            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1                14
----------------------------------------------------------------
                                            77             1,014

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                77            $1,014
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            571,639        $7,514,754
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of dividends                            87,753         1,151,865
----------------------------------------------------------------
                                       659,392         8,666,619

Shares repurchased                  (2,621,223)      (34,117,023)
----------------------------------------------------------------
Net decrease                        (1,961,831)     $(25,450,404)
----------------------------------------------------------------

                                    Year ended September 30,2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,450,537       $19,086,340
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of dividends                           132,487         1,748,493
----------------------------------------------------------------
                                     1,583,024        20,834,833

Shares repurchased                  (2,924,607)      (38,496,572)
----------------------------------------------------------------
Net decrease                        (1,341,583)     $(17,661,739)
----------------------------------------------------------------

At September 30, 2004, Putnam, LLC owned 78 class R shares of the fund (2.0% of class R shares outstanding), valued at $1,038.

Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Federal tax information
(Unaudited)

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48)

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company 's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45)

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48)

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2004, there were 102 Putnam Funds. All Trustees other than Ms. Drucker and Messrs. Worley and Haldeman serve as Trustees of all Putnam funds. Ms. Drucker and Messrs. Worley and Haldeman currently serve as Trustees of 81 Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman, Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Smith serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President,
Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and
Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004,
Associate, Ropes & Gray LLP; prior to 2000, Law Clerk,
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
From 2001 to 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam U.S. Government Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN038-216512  11/04

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
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Putnam U.S. Government Income Trust
Supplement to Annual Report dated 9/30/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
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Total return for periods ended 9/30/04

                                                                        NAV

1 year                                                                 3.09%
5 years                                                               33.92
Annual average                                                         6.02
10 years                                                              91.45
Annual average                                                         6.71
Life of fund (since class A inception, 2/8/84)
Annual average                                                         7.71

Share value:                                                            NAV

9/30/03                                                              $13.18
9/30/04                                                              $13.22
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Distributions:       No.        Income        Capital gains           Total
                     12         $0.36              --                 $0.36

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Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (4/11/94) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 10 and 11 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
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EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 9/30/04

                                                  Class Y
Expenses paid per $1,000*                         $3.57
Ending value (after expenses)                     $1,011.10
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EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 9/30/04

                                                  Class Y
Expenses paid per $1,000*                         $3.59
Ending value (after expenses)                     $1,021.45
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EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio+                                  0.71%
Average annualized expense ratio for Lipper peer group++               0.77%

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
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Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
September 30, 2004  $35,734*    $--             $3,000      $535
September 30, 2003  $30,100     $--             $2,800    $5,250

*Includes fees of $2,734 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended September 30, 2004 and September 30, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $3,535 and $8,050, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating relating interfund trading and the registration of securities in Japan.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
September 30, 2004  $--             $--   $--         $--
September 30, 2003  $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
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Item 6. Schedule of Investments: Not applicable
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Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
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        Management Investment Companies: Not applicable
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Item 8. Purchases of Equity Securities by Closed-End Management Investment
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        Companies and Affiliated Purchasers: Not applicable
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Item 9. Submission of Matters to a Vote of Security Holders:
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        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: November 30, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: November 30, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: November 30, 2004